Exhibit 10.1

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 12th day of August, 2002, by and among Dover Downs Gaming and Entertainment, Inc. (the “Borrower”) and Wilmington Trust Company, a Delaware banking corporation (“WTC”), and PNC Bank, Delaware, a Delaware banking corporation (collectively, the “Banks”) and WTC, as agent (the “Agent”).

                                WHEREAS, the Borrower, the Banks and the Agent have entered into an Amended and Restated Credit Agreement, dated as of March 25, 2002 (the “Agreement”), pursuant to which the Banks agreed to make available certain credit facilities to the Borrower; and

                                WHEREAS, the Borrower, the Banks and the Agent desire to amend the Agreement as set forth herein.

                                NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to amend the Agreement as follows:

                                SECTION 1.           Defined Terms.  Capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

                                SECTION 2.           Amendments. Schedule I of the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto.  Exhibit B-1 of the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit B-1 attached hereto.  Section 2.10(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

                                                “Each reduction in the Total Commitment hereunder, other than the scheduled reductions of $5,000,000 as of December 31, 2002 and $10,000,000 as of December 31, 2003, shall be made ratably among the Banks in accordance with their respective Commitment Percentages.  The Borrower shall pay to the Agent for the account of the Banks, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.  In connection with any reduction of the Total Commitment, the Borrower shall make any prepayment required under Section 2.11(b).

                                SECTION 3.           Binding Effect.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                                SECTION 4.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                                SECTION 5.           Agreement in Effect.  Except as hereby amended, the Agreement shall remain in full force and effect.

                                SECTION 6.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its principles of conflict of laws, all rights and remedies being governed by Delaware’s substantive laws.

                                                IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DOVER DOWNS GAMING & ENTERTAINMENT, INC.

By:	/s/ Denis McGlynn
Name: Denis McGlynn
Title: President

WILMINGTON TRUST COMPANY, as Agent and as a Bank

By:	/s/ Michael B. Gast
Name: Michael B. Gast
Title: Vice President

PNC BANK, DELAWARE, as a Bank

By:	/s/ Theodore J. Prushinski
Name: Theodore J. Prushinski
Title: Vice President

SCHEDULE I

BANK AND COMMITMENT INFORMATION

Bank and Address	Commitment	Swing Line Commitment

Wilmington Trust Company 121 South State Street Dover, DE19901 Attn: Commercial Banking Department	$45,000,000 through December 31, 2003 and $35,000,000 thereafter	$5,000,000

PNC Bank, Delaware 222 Delaware Avenue 18th Floor Wilmington, DE 19801 Attn: Theodore J. Prushinski	$15,000,000 through December 31, 2002 and $10,000,000 thereafter

	$60,000,000 through December 31, 2002, then $55,000,000 through December 31, 2003, and $45,000,000 thereafter